Other Receivables, Net (Details) - Schedule of Other Receivables, Net	Mar. 31, 2024 HKD ($)	Mar. 31, 2024 USD ($)	Apr. 01, 2023 HKD ($)	Apr. 01, 2023 USD ($)	Mar. 31, 2023 HKD ($)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 HKD ($)
Schedule of Other Receivables, Net [Abstract]
Reimbursement receivables					$ 12,000
Other receivables	434,088	55,468			452,040
Less: Provision for credit losses	(729)	(93)	$ (125,657)	$ (16,057)	(151,916)	$ (19,412)	$ (80,997)
Total Other receivables, net	$ 433,359	$ 55,375			$ 312,124